SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2003

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-18222	87-0432572
(Commission file number)	(I.R.S. Employer Identification No.)

1840 Coral Way, Suite 101, Miami, Florida 33145

(Address of principal executive offices) (Zip code)

(305) 858-9480

(Registrant’s telephone number, including area code)

Item 5: Other Events.

On September 29, 2003, Rica Foods, Inc. (the “Company”) issued a press release announcing that it has repaid to Pacific Life Insurance Company (“PacLife”) the entire amount of the Company’s outstanding indebtedness to PacLife. A copy of such press release is attached, and incorporated herein by reference, as Exhibit 99.1.

Item 7. Exhibits

99.1	Press Release dated September 29, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2003	RICA FOODS, INC.

	By:	/s/ Calixto Chaves

	Name: Title:	Calixto Chaves Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release date September 29, 2003